SPDR® INDEX SHARES FUNDS

SPDR MSCI China A Shares IMI ETF

(the “Fund”)

Supplement dated May 5, 2017

to the Prospectus dated January 31, 2017, as supplemented

Effective immediately, the portfolio managers primarily responsible for the day-to-day management of the Fund are Man Ling “Michelle” Cheung-Ip, Thomas Coleman and Hoi Pan “Mark” Hui. Mrs. Cheung-Ip has served as a portfolio manager of the Fund since its inception. Accordingly, the following changes to the Prospectus are effective as of that date:

1)	The “PORTFOLIO MANAGERS” information within the section entitled “PORTFOLIO MANAGEMENT” in the Fund’s summary section on page 58 is replaced with the information below:

The professionals primarily responsible for the day-to-day management of the Fund are Man Ling “Michelle” Cheung-Ip, Thomas Coleman and Hoi Pan “Mark” Hui.

Man Ling “Michelle” Cheung-Ip is a Principal of the Sub-Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group of the Sub-Adviser. She joined the Sub-Adviser in 2000.

Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1998.

Hoi Pan “Mark” Hui is a Vice President of the Sub-Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group of the Sub-Adviser. He joined the Sub-Adviser in 2015.

2)	The following replaces the portfolio management information with respect to the Fund in the table on page 274, under the heading “Portfolio Managers” within the “MANAGEMENT” section:

Portfolio Managers	Fund
Man Ling “Michelle” Cheung-Ip, Thomas Coleman and Hoi Pan “Mark” Hui	SPDR MSCI China A Shares IMI ETF

3)	Additionally, certain biographical information under the table in the aforementioned section is revised as follows:

•	The biographical information for David Chai is deleted and replaced with the following:

Mark Hui, CFA, is a Vice President and a Senior Portfolio Manager of State Street Global Advisors Asia Limited. He is a member of the Sub-Adviser’s Global Equity Beta Solutions Group and is responsible for the management of the structured index portfolios in the region of Asia ex-Japan. Before rejoining the Sub-Adviser in 2015, Mr. Hui was the Head of Indexation and ETFs for HSBC Global Asset Management (UK), overseeing the passive investment of $20 billion. He originally joined HSBC in Hong Kong in 2010, where his responsibilities included developing and managing Hong Kong ETF range and Asia ex-Japan equities strategies on the Hong Kong platform. Prior to joining HSBC, Mark served as a portfolio manager on the Global Asset Allocation Team at Legg Mason Asset Management, where he was responsible for their Mandatory Provident Fund (MPF) multi-asset funds. Before that, he served as a portfolio manager at the Sub-Adviser, managing passive portfolios and ETFs. Mr. Hui holds the Chartered Financial Analyst (CFA), Certified Public Accounting (CPA), and Chartered Alternative Investment Analyst (CAIA) designations and has more than 15 years of industry experience. He holds a Master of Commerce degree in Banking and Finance from the University of Sydney.

•	The biographical information for Man Ling “Michelle” Cheung-Ip is updated with the following:

Man Ling “Michelle” Cheung-Ip is a Principal of SSGA and the Sub-Adviser and a Portfolio Manager for State Street Global Advisors Asia Limited. She is a member of the Sub-Adviser’s Global Equity Beta Solutions Group and responsible for the management of structured index portfolios in the region of Asia ex-Japan. Prior to her current role, Mrs. Cheung-Ip worked with the investment operations team, where she was responsible for overseeing and supervising the Sub-Adviser’s investment operations and for providing client services and performance and tracking-error calculations in relation to the investment portfolios. Prior to joining the Sub-Adviser in 2000, Mrs. Cheung-Ip was an Investment Accountant at ACL Asia Limited, a Hong Kong-based investment management, venture capital and corporate finance company, where she was responsible for overseeing and supervising the various investment operations of the company. Prior to her employment with ACL Asia Limited, Mrs. Cheung-Ip worked in the corporate finance department of Baring Asset Management. Mrs. Cheung-Ip holds a Bachelor of Commerce degree in Finance and Accounting from Macquarie University in Sydney, Australia.

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